Registration No. 333-115794

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |X| Post-Effective Amendment No. 1

(Check appropriate box or boxes)

DREYFUS PREMIER MUNICIPAL BOND FUND

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER MUNICIPAL BOND FUND
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

     FORM N-14                                                     PROSPECTUS/PROXY
     ITEM NO.                                                      STATEMENT CAPTION
     ----------                                                    -----------------

Part A
------

Item 1.              Beginning of Registration Statement and Outside     Cover Page
                     Front Cover Page of Prospectus

Item 2.              Beginning and Outside Back Cover Page of            Cover Page
                     Prospectus

Item 3.              Synopsis Information and Risk Factors               Summary

Item 4.              Information About the Transaction                   Letter to Shareholders; Questions and
                                                                         Answers; Summary; Reasons for the
                                                                         Reorganization; Information About the
                                                                         Reorganization

Item 5.              Information About the Registrant                    Letter to Shareholders; Questions and
                                                                         Answers; Summary; Reasons for the
                                                                         Reorganization; Information About the
                                                                         Reorganization; Additional Information
                                                                         About the Acquiring Fund and the Fund

Item 6.              Information About the Fund Being Acquired           Letter to Shareholders; Questions and
                                                                         Answers; Summary; Reasons for the
                                                                         Reorganization; Information About the
                                                                         Reorganization; Additional Information
                                                                         About the Acquiring Fund and the Fund

Item 7.              Voting Information                                  Letter to Shareholders; Questions and
                                                                         Answers; Cover Page; Voting Information

Item 8.              Interest of Certain Persons and Experts             Not Applicable

Item 9.              Additional Information Required for Reoffering by   Not Applicable
                     Persons Deemed to be Underwriters

                                                                          STATEMENT OF ADDITIONAL
     PART B                                                                INFORMATION CAPTION
---------------                                                    ------------------------------------

Item 10.             Cover Page                                          Cover Page

Item 11.             Table of Contents                                   Not Applicable

Item 12.             Additional Information About the Registrant         Statement of Additional Information of
                                                                         Dreyfus Premier Municipal Bond Fund dated
                                                                         May 14, 2004(1)

Item 13.             Additional Information About the Fund Being         Statement of Additional Information of
                     Acquired                                            General Municipal Bond Fund, Inc. dated
                                                                         July 1, 2003(2)

Item 14.             Financial Statements                                Annual Report of General Municipal Bond
                                                                         Fund, Inc. dated February 29, 2004(3);
                                                                         Annual Report of Registrant dated April 30,
                                                                         2004(4); Pro Formas

      PART C
---------------

Item 15.             Indemnification

Item 16.             Exhibits

Item 17.             Undertakings
______________________

__________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, filed May 13, 2004 (File No. 33-07496).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of General Municipal Bond Fund, Inc., filed June 24, 2003 (File No. 2-75608).

(3)	Incorporated herein by reference to General Municipal Bond Fund Inc.'s Annual Report, filed May 7, 2004 (File No. 811-03372).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed June 25, 2004 (File No. 811-04764).

GENERAL MUNICIPAL BOND FUND, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of General Municipal Bond Fund, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund.

           The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. The Fund is one of the funds that Dreyfus recommended, and the Fund's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

June 30, 2004

TRANSFER OF THE ASSETS OF
GENERAL MUNICIPAL BOND FUND, INC.
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS PREMIER MUNICIPAL BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY GENERAL MUNICIPAL BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 15, 2004 (the "Closing Date"), and will no longer be a shareholder of General Municipal Bond Fund, Inc. (the "Fund"). The Fund will then cease operations. You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. Other potential benefits are described in this Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. Each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The Fund normally invests at least 65% of its assets, and the Acquiring Fund normally invests at least 70% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, each fund may invest the remainder of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the Fund's and the Acquiring Fund's respective portfolio is expected to exceed ten years. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder(R), Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also may continue to purchase and sell Class Z shares of the Acquiring Fund online through the Dreyfus.com website.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.55% of the value of the respective fund's average daily net assets. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class Z shares until at least April 30, 2006, so that the total annual operating expenses of the Acquiring Fund's Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Fund's total annual operating expenses as of February 29, 2004 (the Fund's fiscal year end).

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization nor will you be subject to a sales charge on any additional investments you make in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as your account is open. Any subsequent redemption of Class Z shares of the Acquiring Fund owned for less than 30 days will be subject to a redemption fee, which is the same as that currently imposed by the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS OF THE FUND RECOMMEND I VOTE?

The Board has determined that reorganizing the Fund into another fund managed by Dreyfus, that has the same investment objective and substantially similar investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger fund. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio.

The Fund's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

GENERAL MUNICIPAL BOND FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of General Municipal Bond Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 8, 2004, at 12:00 p.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on July 1, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Steven F. Newman Secretary

New York, New York
June 30, 2004

                                                                       WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

GENERAL MUNICIPAL BOND FUND, INC.

To And In Exchange For Class Z Shares of

DREYFUS PREMIER MUNICIPAL BOND FUND

PROSPECTUS/PROXY STATEMENT
June 30, 2004

Special Meeting of Shareholders
To Be Held on Wednesday, September 8, 2004

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of General Municipal Bond Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 8, 2004, at 12:00 p.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 1, 2004 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated June 30, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have identical investment objectives and substantially similar investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated May 14, 2004, as revised, June 21, 2004, and Annual Report for its fiscal year ended April 30, 2004 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six months ended October 31, 2003 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended February 29, 2004, please call 1-800-645-6561, visit the Dreyfus.com website, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of May 28, 2004, there were 27,512,105 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about July 10, 2004.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Form of Plan of Reorganization
A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the account is open. Any subsequent redemption of Class Z shares owned for less than 30 days will be subject to a redemption fee, which is the same as that currently imposed by the Fund.

           The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have identical investment goals and substantially similar investment approaches. The Fund and Acquiring Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           To pursue this goal, the Acquiring Fund and the Fund each normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The Fund normally invests at least 65% of its assets, and the Acquiring Fund normally invests at least 70% of its assets, in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the Fund may invest up to 35% of its assets, and the Acquiring Fund may invest up to 30% of its assets, in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of each fund's portfolio normally exceeds ten years.

           For each fund, the portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager for each fund focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

           A portion of each fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. Each fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

           Although each fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds.

           Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

           The Fund also may engage in swap transactions, including interest rate swaps, to mitigate risk, manage duration and reduce portfolio turnover. The Acquiring Fund currently may not engage in swap transactions.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets.

           The Fund and the Acquiring Fund are diversified funds, which generally means that with respect to 75% of the Fund's or Acquiring Fund's total assets, the respective fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

           The Fund is a corporation organized under the laws of the State of Maryland. The Acquiring Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk.. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk.. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund and the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk.. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds, in which the Fund may invest up to 35% of its assets and the Acquiring Fund up to 30% of its assets, involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Market sector risk. Each fund may overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. Each fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), inverse floaters and, with respect to the Fund only, swaps. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Redemption Fee. Shares of the Fund and Class Z shares of the Acquiring Fund are subject to a 0.10% redemption fee payable to the respective fund on redemptions or exchanges of such shares owned for less than 30 days.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of December 31, 2003. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2003, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class Z shares until at least April 30, 2006, so that the total annual operating expenses of the Acquiring Fund's Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% -- the Fund's total annual operating expenses as of February 29, 2004 (the Fund's fiscal year end).

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                   Pro Forma After
                                                                                    Reorganization
                                                         Acquiring Fund             Acquiring Fund
                                     Fund                  Class Z                    Class Z
                                   -------             --------------            ----------------
Management fees                     .55%                    .55%                      .55%
Rule 12b-1 fee                      .20%                    none                      none
hareholder services fee             None                    .20%                      .20%
Other expenses                      .11%                    .10%*                     .10%*
--------------                      ---                      ---                      ---
 Total                              .86%                    .85%                      .85%

* "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

==========================================================================================================
                                   1 Year               3 Years             5 Years             10 Years
------------------------------- -------------------- ------------------- ------------------- -------------

Fund shares                         $88                  $274                $477                $1,061

Acquiring Fund Class Z shares       $87                  $271                $471                $1,049

----------------------------------------------------------------------------------------------------------

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The figures for the Acquiring Fund Class Z pro forma after the Reorganization would be the same as those shown for the Acquiring Fund Class Z shares. Because actual returns and expenses will be different, the example is for comparison only.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for municipal bonds. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class A shares to those of the Lehman Brothers Municipal Bond Index. Sales loads for the Acquiring Fund's Class A shares are not reflected in the chart or the table; if they were, the returns shown would have been lower. Since Class Z shares of the Acquiring Fund are new, past performance information is not available for that class. There are no sales loads for Class Z shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. Class Z shares of the Acquiring Fund generally will not be available for new accounts.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

   -6.41      +17.46     +3.96      +9.59      +4.48     -5.82       +8.28       +3.08      +7.18       +4.83
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- -----------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q1 '95             +6.60%

Worst Quarter:                Q1 '94             -6.33%

The year-to-date total return for Class A shares of the Acquiring Fund as of 3/31/04 was 1.58%.

Acquiring Fund – Class A Shares (without sales charge)
Average annual total returns as of 12/31/03

                                    1 Year          5 Years        10 Years

------------------------------- --------------- ---------------- --------------
Class A
returns before taxes                4.83%            3.39%           4.45%

Class A
returns after taxes
on distributions                    4.83%            3.34%           4.38%

Class A
returns after taxes
on distributions and
sale of fund shares                 4.79%            3.58%           4.54%

Lehman Brothers
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes             5.31%            5.83%           6.03%
------------------------------- --------------- ---------------- --------------

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

   -7.32      +17.28     +3.13      +8.06      +4.95     -5.29      +10.96       +2.42      +6.72       +4.68
------------ ---------- --------- ---------- ---------- --------- ------------ ---------- ----------- ---------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q1 '95             +7.37%

Worst Quarter:                Q1 '94             -6.14%

The Fund's year-to-date total return as of 3/31/04 was 1.56%.

Fund Shares
Average annual total returns as of 12/31/03

                                    1 Year         5 Years         10 Years
------------------------------- --------------- --------------- ---------------

Fund                                4.68%          3.76%           4.33%
returns before taxes

Fund
returns after taxes
on distributions                    4.66%           3.71%           4.14%

Fund
returns after taxes
on distributions and
sale of fund shares                 4.71%           3.92%           4.33%

Lehman Brothers
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%           6.03%
------------------------------- --------------- --------------- ---------------

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $167 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Manager. W. Michael Petty has been the primary portfolio manager of the Fund since August 1999 and has been employed by Dreyfus since June 1997. James Welch has managed the Acquiring Fund since November 2001 and has been a portfolio manager at Dreyfus since October 2001. For the five years prior thereto, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors. After the Reorganization, Messrs. Petty and Welch will be co-primary portfolio managers of the Acquiring Fund.

           Board Members. The Fund and the Acquiring Fund have the same Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or Acquiring Fund ("Independent Board Members"). For a description of the Board members, see the relevant Statement of Additional Information.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into four classes - Class A, Class B, Class C and Class Z. Because the Fund does not offer Class A, Class B or Class C shares, there will be no exchange for Class A, Class B or Class C shares of the Acquiring Fund. Class Z shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of February 29, 2004 (1) the capitalization of the Fund's shares, (2) the capitalization of Class Z shares of the Acquiring Fund and (3) the pro forma capitalization of Class Z shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                              Pro Forma After
                                                                                                Reorganization
                                                                    Acquiring Fund               Acquiring Fund
                                          Fund                         Class Z                     Class Z
                                   -------------------         ---------------------         ----------------------
  Total net assets                  $388,645,028                      $0                      $388,645,028
  Net asset value                      $13.69                         N/A                        $13.31
    per share
  Shares outstanding                 28,392,720                      None                       29,203,331

           The Acquiring Fund's total net assets (Class A, Class B, Class C and Class Z) as of February 29, 2004 were $355,088,448. The Acquiring Fund currently does not offer Class Z shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares and continue to maintain Acquiring Fund accounts as a result of the Reorganization. Otherwise, Class Z generally will be closed to new investors and for new accounts (except for certain wrap accounts or similar programs or certain group retirement plans). See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Rule 12b-1 Service Plan. The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the Fund pays Dreyfus Service Corporation, its distributor, for distributing the Fund's shares, for servicing shareholder accounts, and for advertising and marketing relating to the Fund, at an aggregate annual rate of 0.20% of the value of the Fund's average daily net assets. Class Z shares of the Acquiring Fund are not subject to a Rule 12b-1 plan, but are subject to a Shareholder Services Plan described below. See "Service Plan" in the Fund's Statement of Additional Information for a discussion of the Service Plan.

           Shareholder Services Plan. Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays Dreyfus Service Corporation, its distributor, a fee at the annual rate of 0.20% of the value of the average daily net assets of Class Z shares for providing shareholder services. Fund shares are not subject to a Shareholder Services Plan, but are subject to a Service Plan described above. See "Distribution and Servicing Arrangements" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Small Account Policies. To offset the relatively higher costs of servicing smaller accounts, the Acquiring Fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution. The Fund does not charge a small account fee. See "Account Policies--General Policies" in the Acquiring Fund's Prospectus.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Acquiring Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Acquiring Fund's By-Laws and applicable Massachusetts law. The Fund is a Maryland corporation, and the rights of its shareholders are governed by the Fund's Articles of Incorporation (the "Charter"), the Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Acquiring Fund's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Acquiring Fund's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Fund, the Fund's Charter, By-Laws and Maryland law, and the Acquiring Fund, the Acquiring Fund's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Fund's Charter and By-Laws or the Acquiring Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each fund's Board believes that the Reorganization will permit shareholders of the respective fund to pursue the same investment goals in a larger combined fund without diluting such shareholders' interests. The funds have the same investment objective and substantially similar investment policies. As of May 28, 2004, the Fund had net assets of approximately $358,611,817 and the Acquiring Fund had net assets of approximately $329,273,347. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

           The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Board of the Fund and Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 15, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with representing the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Class Z shares of the Acquiring Fund distributed to the record holders of the Fund. Fund share certificates, if any, will be exchanged for Acquiring Fund Class Z share certificates upon presentation to the transfer agent of the Acquiring Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $80,500, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost of any such outside firm solicitation, which will be borne by Dreyfus, is estimated to be approximately $14,895.

           If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class Z shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           As of the Fund's fiscal year ended February 29, 2004, the Fund has an unused capital loss carryforward of approximately $35 million. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

           The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-7496). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-75608).

           Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of May 28, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

                                               Percentage of
          Name and Address                   Outstanding Shares
         ------------------                -------------------
                                         Before               After
                                       Reorganization       Reorganization
                                     ---------------      ---------------

     Charles Schwab & Company, Inc.        5.77%               5.77%
     101 Montgomery Street
     San Francisco, CA 94114-4122

           As of May 28, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Acquiring Fund:

                                               Percentage of
          Name and Address                   Outstanding Shares
         ------------------                -------------------
                                         Before               After
                                       Reorganization       Reorganization
                                     ---------------      ---------------

Class A Shares

National Financial Services                8.33%               8.33%
82 Devonshire Street G10G
Boston, MA 02109-3605

Citigroup Global Markets, Inc.             7.77%               7.77%
Mutual Fund Processing Dept.
333 West 34th Street  3rd Floor
New York, NY 10001-2402

Class B Shares

Merrill Lynch, Pierce, Fenner & Smith      15.44%             15.44%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East Fl. 3
Jacksonville, FL 32246-6484

National Financial Services                13.51%             13.51%
82 Devonshire Street G10G
Boston, MA 02109-3605

Pershing LLC                                8.44%              8.44%
Pershing Division--Transfer Dept.
P.O. Box 2052
Jersey City, NJ 07303-2052

Citigroup Global Markets, Inc.              6.15%              6.15%
333 West 34th Street--3rd Floor
New York, NY 10001-2402

FISERV Securities Inc.                      5.17%              5.17%
2005 Market Street
Suite 1200
Philadelphia, PA 19103-7084

Class C Shares

Wells Fargo Investments LLC                29.45%            29.45%
608 Second Avenue South
Minneapolis, MN 55479-0001

Merrill Lynch, Pierce, Fenner & Smith      10.67%            10.67%
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East Fl. 3
Jacksonville, FL 32246-6484

First Clearing, LLC                         9.22%             9.22%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Citigroup Global Markets Inc.               6.48%             6.48%
333 West 34th Street--3rd Floor
New York, NY 10001-2402

           As of May 28, 2004, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended February 29, 2004 and the audited financial statements of the Acquiring Fund for the fiscal year ended April 30, 2004 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of April 6, 2004 (the "Agreement"), between GENERAL MUNICIPAL BOND FUND, INC. (the "Fund"), a Maryland corporation, and DREYFUS PREMIER MUNICIPAL BOND FUND (the "Acquiring Fund"), a Massachusetts business trust.

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a diversified, registered, open-end management investment company, and the Acquiring Fund is a diversified, registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

          1.1      Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2      The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4      The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5      As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

          1.6      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

          1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8      Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Agreement and Declaration of Trust, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be September 15, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1      The Fund represents and warrants to the Acquiring Fund, as follows:

                (a)      The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                (b)      The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Fund or by which the Fund is bound.

                (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended February 29, 2004 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)      Since February 29, 2004, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)      For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2      The Acquiring Fund represents and warrants to the Fund, as follows:

                (a)      The Acquiring Fund is a duly established voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                (b)      The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended April 30, 2003 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g)      Since April 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)      The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                (o)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2      The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

           5.5      The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

           6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Articles of Incorporation and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(ii) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a)     The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.     TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, or officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10.     WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4     This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's or Acquiring Fund's Charter; a copy of the Acquiring Fund's Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST: Steven F. Newman, Secretary	GENERAL MUNICIPAL BOND FUND, INC. By: Stephen E. Canter, President

ATTEST: Michael A. Rosenberg, Assistant Secretary	DREYFUS PREMIER MUNICIPAL BOND FUND By: Stephen E. Canter, President

GENERAL MUNICIPAL BOND FUND, INC.

           The undersigned shareholder of General Municipal Bond Fund, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on July 1, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 12:00 p.m., on Wednesday, September 8, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

                 FOR                 AGAINST                     ABSTAIN
                 /__/                 /__/                         /__/
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2004

Acquisition of the Assets of

GENERAL MUNICIPAL BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class Z Shares of

DREYFUS PREMIER MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 30, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of General Municipal Bond Fund, Inc. (the "Fund") in exchange for Class Z shares of Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 14, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2004.

3.	The Fund's Annual Report for the fiscal year ended February 29, 2004.

4.	Pro forma financials for the combined Fund and Acquiring Fund as of February 29, 2004.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June 30, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated May 14, 2004 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A, filed May 13, 2004 (File No. 33-7496). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated April 30, 2004, filed June 25, 2004 and its Semi-Annual Report dated October 31, 2003, filed December 29, 2003.

           The Fund's Statement of Additional Information dated July 1, 2003 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A, filed June 24, 2003 (File No. 2-75608). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended February 29, 2004.

Pro Forma Statement of Assets and Liabilities	Revised 5/18/04

February 29, 2004 (Unaudited)

                                                                                                                    Dreyfus
                                                                                                                    Premier
                                                                         Dreyfus                                   Municipal
                                                                         Premier        General                    Bond Fund
                                                                        Municipal      Municipal                   Pro Forma
                                                                          Bond           Bond                      Combined
                                                                          Fund         Fund, Inc.   Adjustments    (Note 1)
                                                                      -------------  -------------  -----------  -------------
ASSETS:      Investments in securities, at value - See Statement
                  of Investments *                                    $ 352,283,141  $ 373,609,097               $ 725,892,238
             Cash                                                           432,686      1,856,731                   2,289,417
             Receivable for investment securities sold                    6,722,075      8,461,570                  15,183,645
             Dividends and interest receivable                            5,126,109      5,257,287                  10,383,396
             Receivable for shares of Beneficial Interest
                /Common Stock subscribed                                     43,399           --                        43,399
             Prepaid expenses and other assets                               28,794         24,512                      53,306
                                                                      -------------  -------------  -----------  -------------

                  Total Assets                                          364,636,204    389,209,197                 753,845,401
                                                                      -------------  -------------  -----------  -------------
LIABILITIES: Due to The Dreyfus Corporation and affiliates                  245,049        257,241                     502,290
             Payable for investment securities purchased                  8,920,170           --                     8,920,170
             Payable for shares of Beneficial Interest
                /Common Stock redeemed                                      247,347        203,872                     451,219
             Payable for futures variation margin                            21,875           --                        21,875
             Accrued expenses                                               113,315        103,056                     216,371
                                                                      -------------  -------------  -----------  -------------
                  Total Liabilities                                       9,547,756        564,169                  10,111,925
                                                                      -------------  -------------  -----------  -------------
NET ASSETS                                                            $ 355,088,448    388,645,028               $ 743,733,476
                                                                      =============  =============  ===========  =============
REPRESENTED BY: Paid-in capital                                       $ 370,357,316  $ 393,270,800               $ 763,628,116
                Accumulated undistributed investment income-net              56,071         94,699                     150,770
                Accumulated net realized gain (loss) on investments     (40,209,458)   (35,582,215)                (75,791,673)
                Accumulated net unrealized appreciation (depreciation)
                     on financial futures                                  (187,500)          --                      (187,500)
                Accumulated net unrealized appreciation (depreciation)
                     on investments                                      25,072,019     30,861,744                  55,933,763
                                                                      -------------  -------------  -----------  -------------
NET ASSETS                                                              355,088,448  $ 388,645,028               $ 743,733,476
                                                                      =============  =============  ===========  =============

 NET ASSETS
Dreyfus Premier Municipal Bond Fund
     Class A Shares                                                   $ 310,746,427          --          --      $ 310,746,427
                                                                                                                 =============
     Class B Shares                                                   $  32,439,325          --          --      $  32,439,325
                                                                                                                 =============
     Class C Shares                                                   $  11,902,696          --          --      $  11,902,696
                                                                                                                 =============
     Class Z Shares                                                   $      --                   388,645,028(a) $ 388,645,028
                                                                                                                 =============
General Municipal Bond Fund, Inc.                                     $      --      388,645,028 (388,645,028)(a)$      --
                                                                                                                 =============
Shares of  Beneficial Interest outstanding (unlimited
    number of $.001 par value shares authorized):
Dreyfus Premier Municipal Bond Fund
     Class A Shares                                                      23,354,626          --          --         23,354,626
                                                                                                                 =============
     Class B Shares                                                       2,437,347          --          --          2,437,347
                                                                                                                 =============
     Class C Shares                                                         893,199          --         --             893,199
                                                                                                                 =============
     Class Z Shares                                                          --                    29,392,720(a)    29,203,331
                                                                                                                 =============
Shares of Common Stock outstanding (150 million
    shares of $.001 par value authorized):
General Municipal Bond Fund, Inc.                                            --       28,392,720 (28,392,720)(a)        --
                                                                                                                 =============
NET ASSET VALUE  per share-Note 3:
Dreyfus Premier Municipal Bond Fund
      Class A Shares                                                  $       13.31          --         --       $       13.31
                                                                                                                 =============
      Class B Shares                                                  $       13.31          --         --       $       13.31
                                                                                                                 =============
      Class C Shares                                                  $       13.33          --         --       $       13.33
                                                                                                                 =============
      Class Z Shares                                                  $       --             --         --       $       13.31
                                                                                                                 =============
General Municipal Bond Fund, Inc.                                     $       --             13.69      --       $         --

* Investments in securities, at cost                                  $ 327,211,123  $ 342,747,353               $ 669,958,476

(a) Reflects exchange of net assets of General Municipal Bond Fund, Inc. for Class Z shares of Dreyfus Premier Municipal Bond Fund.

See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended February 29, 2004 (Unaudited)

                                                             Dreyfus                                         Dreyfus Premier
                                                             Premier          General                       Municipal Bond Fund
                                                          Municipal Bond   Municipal Bond                       Pro Forma
                                                               Fund          Fund, Inc.     Adjustments      Combined (Note 1)
                                                          --------------   --------------   -----------     -----------------

INVESTMENT INCOME:

INCOME:     Interest Income                               $ 20,320,623    $ 21,666,054                       $  41,986,677

EXPENSES:   Management fee                                   2,020,117       2,163,395       $                   4,183,512
            Shareholder servicing costs                      1,197,062         261,096        786,688 (b)        2,244,846
            Professional fees                                   22,625          50,497        (30,000)(a)           43,122
            Prospectus and shareholders' reports                42,233          30,362        (10,000)(a)           62,595
            Custodian fees                                      43,425          44,247                              87,672
            Trustees'/Directors' fees and expenses              13,828          13,006        (13,000)(a)           13,834
            Registration fees                                   54,120          29,128        (15,000)(a)           68,248
            Distribution  fees                                 282,103         786,688       (786,688)(b)          282,103
            Loan commitment fees                                 3,708           3,951                               7,659
            Miscellaneous                                       32,470          22,320           (600)(a)           54,190
                                                          --------------   --------------   -----------     -----------------
                 Total Expenses                              3,711,691       3,404,690        (68,600)           7,047,781
                                                          --------------   --------------   -----------     -----------------

INVESTMENT INCOME--NET                                      16,608,932      18,261,364         68,600           34,938,896
                                                          --------------   --------------   -----------     -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

            Net realized gain (loss) on investments         (6,358,721)     (4,199,716)                       $ (10,558,437)
            Net unrealized appreciation (depreciation)
            on investments                                  11,201,981       8,351,830                           19,553,811
                                                          --------------   --------------   -----------     -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       4,843,260       4,152,114                            8,995,374

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                      $ 21,452,192      22,413,478       $ 68,600          $ 43,934,270
                                                          ==============   ==============   ===========     =================

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reclass to conform the presentation of Shareholder servicing costs.

See notes to pro forma financial statements.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier Municipal Bond Fund
February 29, 2004

                                                                                       Principal Amount ($)
                                                                     --------------------------------------------------------------

                                                                     Dreyfus                            Dreyfus Premier
                                                                     Premier          General           Municipal Bond Fund
                                                                     Municipal        Muncipal Bond     Pro Forma
Long Term Municipal Investments  99.9%                               Bond Fund        Fund, Inc.        Combined (a)
                                                                     --------------------------------------------------------------

Alabama--1.9%

Jefferson County, Sewer Revenue:
        5.25%, 2/1/2023 (Insured; FGIC) (Prerefunded 8/1/2012)                           2,055,000 b      2,055,000
        5.125%, 2/1/2039 (Insured; FGIC) (Prerefunded 2/1/2009)                          4,000,000 b      4,000,000
        5%, 2/1/2042 (Insured; FGIC) (Prerefunded 8/1/2012)                              3,030,000 b      3,030,000

University of Alabama, HR
        5.75%, 9/1/2020 (Insured; MBIA)                              3,000,000                            3,000,000

Arizona--1.3%

Arizona School Facilities Board, State School
        Improvement Revenue 5.25%, 7/1/2020                                              2,500,000        2,500,000

Glendale Industrial Development Authority
        (Midwestern University) 5.875%, 5/15/2031                                        1,000,000        1,000,000

Pima County Unified School District
        Number 1 (Tucson)
        3%, 7/1/2008 (Insured; FSA)                                  5,145,000                            5,145,000

Arkansas--1.5%

Arkansas Federal Highway Grant Anticipation
        5.25%, 8/1/2010                                              5,000,000                            5,000,000

Lake Hamilton School District Number 5
        5.50%, 4/1/2029 (Insured; AMBAC)                                                 4,600,000        4,600,000

California--9.0%

California:
        5.625%, 5/1/2018                                             5,550,000                            5,550,000
        5.625%, 5/1/2020                                             5,715,000                            5,715,000

California Department Water Resources,
        Power Supply Revenue:
            6%, 5/1/2015                                             6,000,000                            6,000,000
           5.375%, 5/1/2018 (Insured; AMBAC)                                             5,280,000        5,280,000

California Pollution Control Financing Authority, PCR:
        10.732%, 6/1/2014                                                                6,355,000 c,d    6,355,000
        (Southern California Edison Company) 7%, 3/1/2005            2,500,000           2,500,000        5,000,000

California Public Works Board, LR
        (Department of Corrections Corcoran)
        5.50%, 1/1/2017 (Insured; AMBAC)                             5,000,000                            5,000,000

Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue
        6%, 1/1/2034 (Prerefunded 1/1/2007)                          5,000,000 b                           5,000,000

Golden State Tobacco Securitization Corp., Tobacco
        Settlement Asset Backed 7.90%, 6/1/2042                                            500,000           500,000

Los Angeles Unified School District
        5.25%, 7/1/2020 (Insured; FSA)                                                   4,000,000         4,000,000

Port of Oakland,  Revenue
        5.50%, 11/1/2020 (Insured; FGIC)                             3,800,000                             3,800,000

Sacramento Municipal Utility District, Electric Revenue
        5.25%, 7/1/2028 (Prerefunded 7/1/2004)                                           5,115,000 b       5,115,000

Colorado--8.4%

Arapahoe County Capital Improvement Trust Fund,
        Highway Revenue (E-470 Project):
                     Zero Coupon, 8/31/2005                          2,530,000                             2,530,000
                     Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)  4,000,000 b                           4,000,000
                     7%, 8/31/2026 (Prerefunded 8/31/2005)          11,000,000 b                          11,000,000

Broomfield, COP (Open Space Park and Recreation
        Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)                                   1,000,000          1,000,000

Colorado Educational and Cultural Facilities Authority,
        LR (Community Colleges of Colorado Project)
        5.50%, 12/1/2021 (Insured; AMBAC)                                                1,100,000         1,100,000

Colorado Housing Finance Authority, Single Family Program
        7.15%, 10/1/2030 (Insured; FHA)                                                    345,000           345,000

Denver City and County, Airport Revenue:
        5%, 11/15/2008                                               3,515,000                             3,515,000
        6%, 11/15/2017 (Insured; AMBAC)                              5,000,000                             5,000,000
        7.50%, 11/15/2023 (Insured; MBIA)                            9,715,000                             9,715,000

E-470 Public Highway Authority, Revenue
        5.75%, 9/1/2035 (Insured; MBIA)                                                  5,500,000         5,500,000

Lakewood, MFHR, Mortgage
        6.70%, 10/1/2036 (Insured; FHA)                                                  5,000,000         5,000,000

Northwest Parkway Public Highway Authority, Revenue:
        Zero Coupon, 6/15/2027 (Insured; AMBAC)                      6,125,000                              6,125,000
        7.125%, 6/15/2041 (Insured; AMBAC)                           3,250,000           3,500,000          6,750,000

Connecticut--5.0%

Connecticut:
        10.501%, 6/15/2011                                           4,000,000 c,d                          4,000,000
        10.001%, 12/15/2015                                          3,700,000 c,d                          3,700,000

Connecticut Development Authority, PCR
        (Connecticut Light & Power)
        5.85%, 9/1/2028                                              1,250,000                              1,250,000

Connecticut (New Money)
        5.375%, 11/15/2015                                           5,945,000                              5,945,000

Connecticut  Health and Educational Facilities Authority, Revenue:
        (Saint Francis Hospital and Medical Center) 5.50%, 7/1/2017                      4,040,000          4,040,000
        (University of Hartford) 5.625%, 7/1/2026                                        4,345,000          4,345,000

Mashantucket Western Pequot Tribe, Special Revenue
        5.75%, 9/1/2027                                              8,000,000 d                            8,000,000

Delaware--1.2%

Delaware Housing Authority, MFMR 7%, 5/1/2025                        3,725,000                              3,725,000

Delaware Transportation Authority,
        Transportation System Revenue
        5%, 7/1/2019 (Insured; AMBAC)                                5,000,000                              5,000,000

District of Columbia--1.0%

District of Columbia Convention Center Authority,
        Dedicated Tax Revenue 5%, 10/1/2021 (Insured; AMBAC)                              6,500,000         6,500,000

Florida--.9%

Highlands County Health Facilities Authority, Revenue
        (Adventist/Sunbelt) 6%, 11/15/2031                           2,500,000                              2,500,000

Jacksonville Electric Authority, Revenue
        5.50%, 10/1/2030                                                                  3,385,000         3,385,000

Georgia--2.7%

Atlanta and Fulton County Recreation Authority, Revenue
        (Downtown Arena Public Improvement)
        5.375%, 12/1/2026 (Insured; MBIA)                                                  2,180,000        2,180,000

College Park Business and Industrial Development
        Authority, Revenue (Civic Center)
        5.75%, 9/1/2026 (Insured; AMBAC)                                                   4,250,000        4,250,000

Georgia 5.25%, 7/1/2017                                              5,000,000

Georgia Road and Thruway Authority, Revenue
        5.25%, 10/1/2012                                             5,500,000                              5,500,000

Illinois--1.9%

Carol Stream, First Mortgage Revenue
        (Windsor Park Manor Project) 6.50%, 12/1/2007                1,445,000                              1,445,000

Illinois Development Finance Authority, Revenue
        (Community Rehabilitation Providers Facility):
                     8.75%, 3/1/2010                                   112,000                                112,000
                     8.25%, 8/1/2012                                 1,465,000                              1,465,000

Illinois Health Facilities Authority, Health Hospital and Nursing
        Home Revenue (Residential Centers Inc.)
        8.50%, 8/15/2016                                                                   4,850,000        4,850,000

Metropolitan Pier and Exposition Authority,
        Dedicated State Tax Revenue
        (McCormick Place Expansion)
        5.50%, 6/15/2023 (Insured; MBIA)                             5,000,000                             5,000,000

Kansas--1.1%

Kansas Development Finance Authority, Revenue
        (Board of Regents-Scientific Resources) 5%, 10/1/2023
        (Insured; AMBAC)                                                                   2,000,000       2,000,000

Wichita, HR (Christi Health System, Inc.):
        6.25%, 11/15/2019                                            2,000,000                             2,000,000
        6.25%, 11/15/2020                                            3,000,000                             3,000,000

Kentucky--2.0%

City of Mount Sterling, Revenue (Kentucky League of Cities
        Funding Trust Lease Program) 6.10%, 3/1/2018                                       5,500,000       5,500,000

Pendleton County, Multi-County Lease Revenue (Kentucky
        Association of Counties Leasing Trust Program)
        6.40%, 3/1/2019                                                                    6,000,000       6,000,000

Louisiana--.2%

Parish of Saint James, SWDR (Freeport-McMoRan Partnership
        Project) 7.70%, 10/1/2022                                                          1,000,000       1,000,000

Maryland--.3%

Maryland Energy Financing Administration, SWDR
        (Wheelabrator Water Projects) 6.45%, 12/1/2016               2,100,000                             2,100,000

Massachusetts--3.2%

Massachusetts Health and Educational Facilities Authority, Revenue:
         (Harvard University)
                     5.75%, 1/15/2012                                4,075,000                             4,075,000
        (Harvard Pilgrim Health) 5%, 7/1/2014                                              4,500,000       4,500,000

Massachusetts Industrial Finance Agency:
        Health Care Facility Revenue (Metro Health
                     Foundation, Inc. Project) 6.75%, 12/1/2027      8,000,000                             8,000,000
        Water Treatment Revenue (American Hingham)
                     6.95%, 12/1/2035                                2,640,000                             2,640,000

Route 3 North Transportation Improvement Association, LR
        5.75%, 6/15/2017 (Insured; MBIA)                             3,000,000                             3,000,000

Michigan--6.9%

Dearborn Economic Development Corp., HR
        (Oakwood Obligated Group)
        5.875%, 11/15/2025 (Insured; FGIC)                                                  4,950,000      4,950,000

Dickinson County Healthcare Systems, HR
        5.80%, 11/1/2024 (Insured; ACA)                                                     2,030,000      2,030,000

Michigan Building Authority, Revenue
        9.78%, 10/15/2017                                                                   5,000,000 c,d   5,000,000

Michigan Hospital Finance Authority, HR
        9.70%, 11/15/2007                                            3,225,000 c,d                          3,225,000
        (Genesys Health System):
                     8.10%, 10/1/2013 (Prerefunded 10/1/2005)                               2,000,000 b     2,000,000
                     8.125%, 10/1/2021 (Prerefunded 10/1/2005)                              4,910,000 b     4,910,000
                     7.50%, 10/1/2027 (Prerefunded 10/1/2005)                               8,000,000 b     8,000,000

Michigan Strategic Fund, SWDR (Genesee Power Station
        Project) 7.50%, 1/1/2021                                                            6,900,000       6,900,000

Pontiac Tax Increment Finance Authority, Revenue
        (Development Area Number 3 ) 6.25%, 6/1/2022                                        3,250,000       3,250,000

Romulus Economic Development Corp., EDR
        (HIR Limited Partnership Project)
        7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                           5,000,000       5,000,000

Minnesota--.8%

Chaska, Electric Revenue 6%, 10/1/2025                                                      2,000,000       2,000,000

Minnesota Housing Finance Agency, SFMR
        5.95%, 1/1/2017                                                                     1,215,000       1,215,000

Northfield, HR 6%, 11/1/2026                                                                2,000,000       2,000,000

Missouri--1.7%

Missouri Development Finance Board, Infrastructure
        Facilities Revenue 5.375%, 12/1/2027                                                2,470,000       2,470,000

Missouri Health and Educational Facilities Authority,
        Health Facilities Revenue (Saint Anthony's Medical
        Center) 6.125%, 12/1/2019                                                           4,000,000       4,000,000

Missouri Housing Development Commission, SFMR
        6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                              445,000         445,000

Saint Louis Industrial Development Authority
        (Saint Louis Convention):
                     7.20%, 12/15/2028                                                      2,985,000       2,985,000
                     7.25%, 12/15/2035                               1,625,000                              1,625,000

New Jersey--4.9%

Hudson County, COP (Correctional Facility)
        5%, 12/1/2021 (Insured; MBIA)                                                        6,000,000      6,000,000

New Jersey Economic Development Authority, Revenue:
        9.493%, Series A, 6/15/2016                                  2,495,000 c,d                          2,495,000
        9.493%, Series B, 6/15/2016                                  2,495,000 c,d                          2,495,000
        (School Facilities- Construction 2001):
                     5.25%, 6/15/2015 (Insured; AMBAC)                  10,000                                 10,000
                     5.25%, 6/15/2016 (Insured; AMBAC)                  10,000                                 10,000
                     Special Facility Revenue
                               (Continental Airlines In. Project)
                                 7%, 11/15/2030                                              2,000,000      2,000,000

New Jersey Turnpike Authority, Turnpike Revenue:
        10.967%, 1/1/2011                                             6,350,000 c,d                         6,350,000
        5.625%, 1/1/2015 (Prerefunded 1/1/2010)                       3,755,000 b                           3,755,000
        5.625%, 1/1/2015 (Insured; MBIA)                                945,000                               945,000
        5.50%, 1/1/2030 (Insured; MBIA)                               6,000,000                             6,000,000

New Mexico--1.0%

Farmington, PCR
        (Public Service Co. - San Juan Project)
        6.375%, 4/1/2022                                              1,430,000                             1,430,000

Jicarilla Apache Nation, Revenue 5.50%, 9/1/2023                                             5,000,000      5,000,000

New York--9.0%

New York City:
        5.75%, 8/1/2011 (Insured; MBIA)                               6,000,000              5,000,000     11,000,000
        5.25%, 8/1/2015                                                                      3,170,000      3,170,000

New York City Industrial Development Agency
        IDR (Laguardia Associates LP Project)
        5.80%, 11/1/2013                                              4,535,000 e                          4,535,000

New York City Municipal Water Finance Authority,
        Water and Sewer Systems Revenue:
                     6%, 6/15/2033                                    1,915,000                            1,915,000
                     6%, 6/15/2033 (Prerefunded 6/15/2010)            3,085,000 b                          3,085,000

New York State Dormitory Authority, Revenue:
        (City University Systems) 5.50, 7/1/2018                      5,175,000                            5,175,000
        (New York University):
                     6%, 7/1/2017 (Insured; MBIA)                     3,500,000                            3,500,000
                     5.75%, 7/01/2027 (Insured; MBIA)                 6,000,000                            6,000,000
        (Rochester Institute of Technology)
                     5.25%, 7/1/2024 (Insured; AMBAC)                                        3,345,000     3,345,000
        (State University Educational Facilities)
                     7.50%, 5/15/2013                                                        2,500,000     2,500,000

Tobacco Settlement Financing Corp., Asset Backed
        5.25%, 6/1/2021 (Insured; AMBAC)                                                     3,000,000     3,000,000

Triborough Bridge and Tunnel Authority, Highway Toll Revenues
        5.50%, 1/1/2017 (Insured; MBIA)                                                     10,000,000    10,000,000

North Carolina--1.9%

North Carolina Eastern Municipal Power Agency, Power System Revenue:
        7%, 1/1/2013                                                  3,500,000                            3,500,000
        6.75%, 1/1/2026 (Insured; ACA)                                                       5,000,000     5,000,000

North Carolina Medical Care Commission, Revenue
        (North Carolina Housing Foundation Inc.):
                     6.45%, 8/15/2020 (Insured; ACA)                                         1,000,000     1,000,000
                     6.625%, 8/15/2030 (Insured; ACA)                                        2,565,000     2,565,000

Ohio--5.4%

Cincinnati, Water System Revenue:
        5%, 12/1/2020                                                                        2,420,000     2,420,000
        5%, 12/1/2021                                                                        3,825,000     3,825,000

Cleveland-Cuyahoga County Port Authority, Revenue
        7.35%, 12/1/2031                                                                     3,000,000     3,000,000

Cuyahoga County, Hospital Revenue:
        (Canton Inc. Project) 7.50%, 1/1/2030                                                7,000,000     7,000,000
        (Cleveland Clinic Health Systems)  6%, 1/1/2032               4,000,000
        (Metrohealth System Project) 6.15%, 2/15/2029                                        3,115,000     3,115,000

Hamilton County, Sales Tax
        Zero Coupon, 12/1/2025 (Insured; AMBAC)                                             14,865,000    14,865,000

Mahoning County Hospital Facilities, Revenue
        (Forum Health Obligated Group) 6%, 11/15/2032                                        2,500,000     2,500,000

Ohio Housing Finance Agency, Residential Mortgage
        Revenue (Mortgage Backed Securities Program)
        6.25%, 9/1/2020 (Guaranteed; GNMA)                                                     355,000       355,000

Ohio Water Development Authority,
        Pollution Control Facilities Revenue
        (Cleveland Electric) 6.10%, 8/1/2020 (Insured; ACA)           4,300,000                3,000,000   7,300,000

University of Cincinnati, General Receipts
        5%, 6/1/2022 (Insured; MBIA)                                                           2,000,000   2,000,000

Oklahoma--2.1%

Holdenville Industrial Authority,
        Correctional Facility Revenue:
                     6.60%, 7/1/2010 (Prerefunded 7/1/2006)           2,045,000 b                          2,045,000
                     6.70%, 7/1/2015 (Prerefunded 7/1/2006)           4,625,000 b                          4,625,000

McGee Creek Authority, Water Revenue
        6%, 1/1/2013 (Insured; MBIA)                                                           6,025,000   6,025,000

Oregon--.6%

Portland, Sewer System Revenue
        5.75%, 8/1/2019 (Insured; FGIC)                                                        3,500,000   3,500,000

Pennsylvania--3.1%

Allegheny County Sanitation Authority, Sewer Revenue
        5.375%, 12/1/2024 (Insured; MBIA)                                                     13,700,000  13,700,000

 Butler County Industrial Development Authority,
        Health Care Facilities Revenue
        (SaintAJohn's CareKCenter)ONLY-
        5.85%, 4/20/2036 (Guaranteed; GNMA)                                                    4,210,000   4,210,000

Montgomery County Higher Education and Health Authority
        First Mortgage Revenue (AHF/Montgomery, Inc. Project)
        10.50%, 9/1/2020                                              3,205,000                            3,205,000

Rhode Island--.5%

Rhode Island Housing and Mortgage Finance Corp.
        (Homeownership E-1) 7.55%, 10/1/2022                                                     355,000     355,000

Providence, Special Tax Increment Obligation
        6.65%, 6/1/2016                                               3,000,000                            3,000,000

South Carolina--3.0%

Berkeley County School District, Installment Lease
        Revenue (Securing Assets for Education)
        5.25%, 12/1/2024                                                                       4,000,000   4,000,000

Greenville County School District,
        Installment Purchase Revenue
        (Building Equity Sooner for Tomorrow) 5.50%, 12/1/2028        5,000,000                8,000,000  13,000,000

Greenville Hospital System, Hospital Facilities Revenue
        5.50%, 5/1/2026 (Insured; AMBAC)                                                       3,000,000   3,000,000

Tennessee--1.5%

Memphis Center Revenue Finance Corporation,
        Sports Facility Revenue
        (Memphis Redbirds) 6.50%, 9/1/2028                            8,000,000                            8,000,000

Shelby County Health Educational and Housing Facilities,
        Multi-Family Housing Board Revenue (Cameron Kirby)
        7.25%, 7/1/2023                                               2,825,000                            2,825,000

Texas--5.2%

Alliance Airport Authority, Special Facilities Revenue
        (Federal Express Corp. Project) 6.375%, 4/1/2021              5,040,000                            5,040,000

Austin Convention Enterprises Inc., Convention Center:
        6.70%, 1/1/2028                                                                        5,000,000   5,000,000
        Trust Certificates 5.75%, 1/1/2032                                                     3,855,000   3,855,000

Dallas-Fort Worth International Airport Revenue
        5.50%, 11/1/2021 (Insured; FSA)                               3,000,000                            3,000,000

Gulf Coast Waste Disposal Authority, Revenue
        (Waste Disposal - Valero Energy Corp.)
        5.60%, 4/1/2032                                               3,000,000                            3,000,000

Harris County, Toll Road 5%, 8/1/2028                                                          5,750,000   5,750,000

Sabine River Authority, PCR (TXU Energy Company LLC Project)
        6.15%, 8/1/2022                                               2,995,000                            2,995,000

Texas Turnpike Authority, Central Texas Turnpike
        System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                       3,500,000   3,500,000

Wichita Falls, Water and Sewer Revenue
        5.375%, 8/1/2024 (Insured; AMBAC)                                                      3,000,000   3,000,000

Utah--1.2%

Carbon County, SWDR
        (Sunnyside Cogeneration Associates Project) 7.10%, 8/15/2023  6,370,000                3,196,000   9,566,000

Virginia--.3%

West Point Industrial Development Authority, SWDR
        (Chesapeake Corp.)
         6.375%, 3/1/2019                                             2,000,000                            2,000,000

Washington--1.9%
Washington Public Power Supply System, Revenue (Nuclear
        Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                    10,425,000  10,425,000

West Virginia--1.3%

Upshur County, SWDR (TJ International Project)
        7%, 7/15/2025                                                 3,500,000                            3,500,000

West Virginia, Road
        5.75%, 6/1/2025 (Insured; MBIA)                                                        2,500,000   2,500,000

West Virginia Hospital Finance Authority, HR
        (Charleston Area Medical Center)
        6%, 9/1/2012 (Prerefunded 9/1/2010)                           2,440,000 b                          2,440,000

Wisconsin--2.8%

Badger Tobacco Asset Securitization Corporation,
        Tobacco Settlement Revenue
        7%, 6/1/2028                                                  8,000,000                8,000,000  16,000,000

Wisconsin Health and Educational Facilities Authority,
        Revenue ( Aurora Health Care) 6.40%, 4/15/2033                2,000,000                2,000,000   4,000,000

Wyoming--.4%

Wyoming Student Loan Corp., Student Loan Revenue
        6.25%, 6/1/2029                                                                        2,500,000   2,500,000

U.S. Related--2.8%

Commonwealth of Puerto Rico:
        5.65%, 7/1/2015 (Insured; MBIA)                               4,000,000                            4,000,000
        Public Improvement
                     5.25%, 7/1/2013 (Insured; MBIA)                  6,000,000                            6,000,000

Puerto Rico Public Finance Corporation 6%, 8/1/2026                   7,000,000                            7,000,000

Total Long-Term Municipal Investments
        (cost $327,211,123 , $342,102,353 and $669,313,476,
        respectively)

Short-Term Municipal Investment--.1%
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania;

Allegheny County, Industrial Development, VRDN
        (Longwood at Oakmont Inc.)
        1% (SBPA;  Fleet National Bank)
        (cost $0, $645,000 and $645,000, respectively)                                           645,000 f   645,000

Total Investments -- 100.0%
        (cost $327,211,123, $342,747,353 and $669,958,476)

                                                                                           Value ($)
                                                                     --------------------------------------------------------------

                                                                     Dreyfus                            Dreyfus Premier
                                                                     Premier          General           Municipal Bond Fund
                                                                     Municipal        Muncipal Bond     Pro Forma
Long Term Municipal Investments  99.9%                               Bond Fund        Fund, Inc.        Combined (a)
                                                                     --------------------------------------------------------------

Alabama--1.9%

Jefferson County, Sewer Revenue:
        5.25%, 2/1/2023 (Insured; FGIC) (Prerefunded 8/1/2012)                         2,401,679        2,401,679
        5.125%, 2/1/2039 (Insured; FGIC) (Prerefunded 2/1/2009)                        4,560,280        4,560,280
        5%, 2/1/2042 (Insured; FGIC) (Prerefunded 8/1/2012)                            3,485,076        3,485,076

University of Alabama, HR
        5.75%, 9/1/2020 (Insured; MBIA)                                3,395,940                        3,395,940

Arizona--1.3%

Arizona School Facilities Board, State School
        Improvement Revenue 5.25%, 7/1/2020                                            2,774,200        2,774,200

Glendale Industrial Development Authority
        (Midwestern University) 5.875%, 5/15/2031                                      1,064,870        1,064,870

Pima County Unified School District
        Number 1 (Tucson)
        3%, 7/1/2008 (Insured; FSA)                                    5,359,083                        5,359,083

Arkansas--1.5%

Arkansas Federal Highway Grant Anticipation
        5.25%, 8/1/2010                                                5,810,750                        5,810,750

Lake Hamilton School District Number 5
        5.50%, 4/1/2029 (Insured; AMBAC)                                               4,997,348        4,997,348

California--9.0%

California:
        5.625%, 5/1/2018                                                                                6,064,929
        5.625%, 5/1/2020                                               6,207,062                        6,207,062

California Department Water Resources,
        Power Supply Revenue:
            6%, 5/1/2015                                               6,935,280                        6,935,280
           5.375%, 5/1/2018 (Insured; AMBAC)                                           5,920,147        5,920,147

California Pollution Control Financing Authority, PCR:
        10.732%, 6/1/2014                                                              9,219,643        9,219,643
        (Southern California Edison Company) 7%, 3/1/2005              2,526,575       2,526,575        5,053,150

California Public Works Board, LR
        (Department of Corrections Corcoran)
        5.50%, 1/1/2017 (Insured; AMBAC)                               5,442,300                        5,442,300

Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue
        6%, 1/1/2034 (Prerefunded 1/1/2007)                            5,636,800                         5,636,800

Golden State Tobacco Securitization Corp., Tobacco
        Settlement Asset Backed 7.90%, 6/1/2042                                         543,165            543,165

Los Angeles Unified School District
        5.25%, 7/1/2020 (Insured; FSA)                                                4,444,120          4,444,120

Port of Oakland,  Revenue
        5.50%, 11/1/2020 (Insured; FGIC)                               4,174,756                         4,174,756

Sacramento Municipal Utility District, Electric Revenue
        5.25%, 7/1/2028 (Prerefunded 7/1/2004)                                        5,242,517          5,242,517

Colorado--8.4%

Arapahoe County Capital Improvement Trust Fund,
        Highway Revenue (E-470 Project):
                     Zero Coupon, 8/31/2005                            2,483,043                         2,483,043
                     Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)    3,503,360                         3,503,360
                     7%, 8/31/2026 (Prerefunded 8/31/2005)            12,298,990                        12,298,990

Broomfield, COP (Open Space Park and Recreation
        Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)                                 1,129,380          1,129,380

Colorado Educational and Cultural Facilities Authority,
        LR (Community Colleges of Colorado Project)
        5.50%, 12/1/2021 (Insured; AMBAC)                                             1,236,477          1,236,477

Colorado Housing Finance Authority, Single Family Program
        7.15%, 10/1/2030 (Insured; FHA)                                                 358,120            358,120

Denver City and County, Airport Revenue:
        5%, 11/15/2008                                                 3,910,191                          3,910,191
        6%, 11/15/2017 (Insured; AMBAC)                                5,718,350                          5,718,350
        7.50%, 11/15/2023 (Insured; MBIA)                             10,323,450                         10,323,450

E-470 Public Highway Authority, Revenue
        5.75%, 9/1/2035 (Insured; MBIA)                                               6,311,745           6,311,745

Lakewood, MFHR, Mortgage
        6.70%, 10/1/2036 (Insured; FHA)                                               5,216,050           5,216,050

Northwest Parkway Public Highway Authority, Revenue:
        Zero Coupon, 6/15/2027 (Insured; AMBAC)                        1,689,949                          1,689,949
        7.125%, 6/15/2041 (Insured; AMBAC)                             3,369,015      3,628,170           6,997,185

Connecticut--5.0%

Connecticut:
        10.501%, 6/15/2011                                             5,462,560                          5,462,560
        10.001%, 12/15/2015                                            5,140,040                          5,140,040

Connecticut Development Authority, PCR
        (Connecticut Light & Power)
        5.85%, 9/1/2028                                                1,340,738                          1,340,738

Connecticut (New Money)
        5.375%, 11/15/2015                                             6,826,881                          6,826,881

Connecticut  Health and Educational Facilities Authority, Revenue:
        (Saint Francis Hospital and Medical Center) 5.50%, 7/1/2017                    4,499,712          4,499,712
        (University of Hartford) 5.625%, 7/1/2026                                      4,741,742          4,741,742

Mashantucket Western Pequot Tribe, Special Revenue
        5.75%, 9/1/2027                                                8,276,160                          8,276,160

Delaware--1.2%

Delaware Housing Authority, MFMR 7%, 5/1/2025                          3,466,969                          3,466,969

Delaware Transportation Authority,
        Transportation System Revenue
        5%, 7/1/2019 (Insured; AMBAC)                                  5,450,400                          5,450,400

District of Columbia--1.0%

District of Columbia Convention Center Authority,
        Dedicated Tax Revenue 5%, 10/1/2021 (Insured; AMBAC)                           6,905,600           6,905,600

Florida--.9%

Highlands County Health Facilities Authority, Revenue
        (Adventist/Sunbelt) 6%, 11/15/2031                             2,699,625                           2,699,625

Jacksonville Electric Authority, Revenue
        5.50%, 10/1/2030                                                               3,559,260           3,559,260

Georgia--2.7%

Atlanta and Fulton County Recreation Authority, Revenue
        (Downtown Arena Public Improvement)
        5.375%, 12/1/2026 (Insured; MBIA)                                              2,372,733            2,372,733

College Park Business and Industrial Development
        Authority, Revenue (Civic Center)
        5.75%, 9/1/2026 (Insured; AMBAC)                                               4,826,258            4,826,258

Georgia 5.25%, 7/1/2017                                                5,619,850                            5,619,850

Georgia Road and Thruway Authority, Revenue
        5.25%, 10/1/2012                                               6,438,080                            6,438,080

Illinois--1.9%

Carol Stream, First Mortgage Revenue
        (Windsor Park Manor Project) 6.50%, 12/1/2007                  1,516,831                             1,516,831

Illinois Development Finance Authority, Revenue
        (Community Rehabilitation Providers Facility):
                     8.75%, 3/1/2010                                     113,281                               113,281
                     8.25%, 8/1/2012                                   1,440,461                             1,440,461

Illinois Health Facilities Authority, Health Hospital and Nursing
        Home Revenue (Residential Centers Inc.)
        8.50%, 8/15/2016                                                                 4,886,424           4,886,424

Metropolitan Pier and Exposition Authority,
        Dedicated State Tax Revenue
        (McCormick Place Expansion)
        5.50%, 6/15/2023 (Insured; MBIA)                               5,581,600                             5,581,600

Kansas--1.1%

Kansas Development Finance Authority, Revenue
        (Board of Regents-Scientific Resources) 5%, 10/1/2023
        (Insured; AMBAC)                                                                  2,148,040           2,148,040

Wichita, HR (Christi Health System, Inc.):
        6.25%, 11/15/2019                                              2,251,920                              2,251,920
        6.25%, 11/15/2020                                              3,365,310                              3,365,310

Kentucky--2.0%

City of Mount Sterling, Revenue (Kentucky League of Cities
        Funding Trust Lease Program) 6.10%, 3/1/2018                                      6,677,385            6,677,385

Pendleton County, Multi-County Lease Revenue (Kentucky
        Association of Counties Leasing Trust Program)
        6.40%, 3/1/2019                                                                   7,450,380            7,450,380

Louisiana--.2%

Parish of Saint James, SWDR (Freeport-McMoRan Partnership
        Project) 7.70%, 10/1/2022                                                          1,004,600           1,004,600

Maryland--.3%

Maryland Energy Financing Administration, SWDR
        (Wheelabrator Water Projects) 6.45%, 12/1/2016                 2,244,732                                2,244,732

Massachusetts--3.2%

Massachusetts Health and Educational Facilities Authority, Revenue:
         (Harvard University)
                     5.75%, 1/15/2012                                  4,882,339                                4,882,339
        (Harvard Pilgrim Health) 5%, 7/1/2014                                              4,783,050            4,783,050

Massachusetts Industrial Finance Agency:
        Health Care Facility Revenue (Metro Health
                     Foundation, Inc. Project) 6.75%, 12/1/2027        7,583,280                                7,583,280
        Water Treatment Revenue (American Hingham)
                     6.95%, 12/1/2035                                  2,820,180                                2,820,180

Route 3 North Transportation Improvement Association, LR
        5.75%, 6/15/2017 (Insured; MBIA)                               3,479,010                                3,479,010

Michigan--6.9%

Dearborn Economic Development Corp., HR
        (Oakwood Obligated Group)
        5.875%, 11/15/2025 (Insured; FGIC)                                                 5,348,475            5,348,475

Dickinson County Healthcare Systems, HR
        5.80%, 11/1/2024 (Insured; ACA)                                                    2,139,498            2,139,498

Michigan Building Authority, Revenue
        9.78%, 10/15/2017                                                                  6,361,250            6,361,250

Michigan Hospital Finance Authority, HR
        9.70%, 11/15/2007                                              3,983,843                                 3,983,843
        (Genesys Health System):
                     8.10%, 10/1/2013 (Prerefunded 10/1/2005)                               2,259,300            2,259,300
                     8.125%, 10/1/2021 (Prerefunded 10/1/2005)                              5,548,398            5,548,398
                     7.50%, 10/1/2027 (Prerefunded 10/1/2005)                               8,806,240            8,806,240

Michigan Strategic Fund, SWDR (Genesee Power Station
        Project) 7.50%, 1/1/2021                                                            6,001,758            6,001,758

Pontiac Tax Increment Finance Authority, Revenue
        (Development Area Number 3 ) 6.25%, 6/1/2022                                        3,284,873            3,284,873

Romulus Economic Development Corp., EDR
        (HIR Limited Partnership Project)
        7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                           6,500,050            6,500,050

Minnesota--.8%

Chaska, Electric Revenue 6%, 10/1/2025                                                      2,146,460            2,146,460

Minnesota Housing Finance Agency, SFMR
        5.95%, 1/1/2017                                                                     1,287,536            1,287,536

Northfield, HR 6%, 11/1/2026                                                                2,124,100            2,124,100

Missouri--1.7%

Missouri Development Finance Board, Infrastructure
        Facilities Revenue 5.375%, 12/1/2027                                                2,548,126            2,548,126

Missouri Health and Educational Facilities Authority,
        Health Facilities Revenue (Saint Anthony's Medical
        Center) 6.125%, 12/1/2019                                                           4,344,880            4,344,880

Missouri Housing Development Commission, SFMR
        6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                              473,796              473,796

Saint Louis Industrial Development Authority
        (Saint Louis Convention):
                     7.20%, 12/15/2028                                                      2,904,972            2,904,972
                     7.25%, 12/15/2035                                 1,571,018                                 1,571,018

New Jersey--4.9%

Hudson County, COP (Correctional Facility)
        5%, 12/1/2021 (Insured; MBIA)                                                       6,528,960            6,528,960

New Jersey Economic Development Authority, Revenue:
        9.493%, Series A, 6/15/2016                                    3,121,445                                 3,121,445
        9.493%, Series B, 6/15/2016                                    3,121,445                                 3,121,445
        (School Facilities- Construction 2001):
                     5.25%, 6/15/2015 (Insured; AMBAC)                    11,255                                    11,255
                     5.25%, 6/15/2016 (Insured; AMBAC)                    11,255                                    11,255
                     Special Facility Revenue
                               (Continental Airlines In. Project)
                                 7%, 11/15/2030                                             1,902,640            1,902,640

New Jersey Turnpike Authority, Turnpike Revenue:
        10.967%, 1/1/2011                                              8,912,987                                 8,912,987
        5.625%, 1/1/2015 (Prerefunded 1/1/2010)                        4,405,967                                 4,405,967
        5.625%, 1/1/2015 (Insured; MBIA)                               1,081,940                                 1,081,940
        5.50%, 1/1/2030 (Insured; MBIA)                                6,634,020                                 6,634,020

New Mexico--1.0%

Farmington, PCR
        (Public Service Co. - San Juan Project)
        6.375%, 4/1/2022                                               1,512,096                                 1,512,096

Jicarilla Apache Nation, Revenue 5.50%, 9/1/2023                                            5,313,850            5,313,850

New York--9.0%

New York City:
        5.75%, 8/1/2011 (Insured; MBIA)                                7,132,080            5,943,400            13,075,480
        5.25%, 8/1/2015                                                                     3,537,371             3,537,371

New York City Industrial Development Agency
        IDR (Laguardia Associates LP Project)
        5.80%, 11/1/2013                                               2,940,948                                  2,940,948

New York City Municipal Water Finance Authority,
        Water and Sewer Systems Revenue:
                     6%, 6/15/2033                                     2,281,569                                  2,281,569
                     6%, 6/15/2033 (Prerefunded 6/15/2010)             3,752,933                                  3,752,933

New York State Dormitory Authority, Revenue:
        (City University Systems) 5.50, 7/1/2018                       5,760,189                                  5,760,189
        (New York University):
                     6%, 7/1/2017 (Insured; MBIA)                      4,352,040                                  4,352,040
                     5.75%, 7/01/2027 (Insured; MBIA)                  7,268,460                                  7,268,460
        (Rochester Institute of Technology)
                     5.25%, 7/1/2024 (Insured; AMBAC)                                       3,608,218             3,608,218
        (State University Educational Facilities)
                     7.50%, 5/15/2013                                                       3,315,275             3,315,275

Tobacco Settlement Financing Corp., Asset Backed
        5.25%, 6/1/2021 (Insured; AMBAC)                                                    3,301,080             3,301,080

Triborough Bridge and Tunnel Authority, Highway Toll Revenues
        5.50%, 1/1/2017 (Insured; MBIA)                                                    11,831,000            11,831,000

North Carolina--1.9%

North Carolina Eastern Municipal Power Agency, Power System Revenue:
        7%, 1/1/2013                                                   4,292,470                                  4,292,470
        6.75%, 1/1/2026 (Insured; ACA)                                                      5,565,700             5,565,700

North Carolina Medical Care Commission, Revenue
        (North Carolina Housing Foundation Inc.):
                     6.45%, 8/15/2020 (Insured; ACA)                                        1,127,250            1,127,250
                     6.625%, 8/15/2030 (Insured; ACA)                                       2,865,618            2,865,618

Ohio--5.4%

Cincinnati, Water System Revenue:
        5%, 12/1/2020                                                                       2,602,783            2,602,783
        5%, 12/1/2021                                                                       4,055,074            4,055,074

Cleveland-Cuyahoga County Port Authority, Revenue
        7.35%, 12/1/2031                                                                    3,205,230            3,205,230

Cuyahoga County, Hospital Revenue:
        (Canton Inc. Project) 7.50%, 1/1/2030                                               7,876,190            7,876,190
        (Cleveland Clinic Health Systems)  6%, 1/1/2032                4,331,120                                 4,331,120
        (Metrohealth System Project) 6.15%, 2/15/2029                                       3,283,490            3,283,490

Hamilton County, Sales Tax
        Zero Coupon, 12/1/2025 (Insured; AMBAC)                                             5,118,317            5,118,317

Mahoning County Hospital Facilities, Revenue
        (Forum Health Obligated Group) 6%, 11/15/2032                                       2,669,500            2,669,500

Ohio Housing Finance Agency, Residential Mortgage
        Revenue (Mortgage Backed Securities Program)
        6.25%, 9/1/2020 (Guaranteed; GNMA)                                                   362,072              362,072

Ohio Water Development Authority,
        Pollution Control Facilities Revenue
        (Cleveland Electric) 6.10%, 8/1/2020 (Insured; ACA)            4,584,703           3,198,630            7,783,333

University of Cincinnati, General Receipts
        5%, 6/1/2022 (Insured; MBIA)                                                       2,125,660            2,125,660

Oklahoma--2.1%

Holdenville Industrial Authority,
        Correctional Facility Revenue:
                     6.60%, 7/1/2010 (Prerefunded 7/1/2006)            2,334,879                                2,334,879
                     6.70%, 7/1/2015 (Prerefunded 7/1/2006)            5,291,231                                5,291,231

McGee Creek Authority, Water Revenue
        6%, 1/1/2013 (Insured; MBIA)                                                       7,281,695            7,281,695

Oregon--.6%

Portland, Sewer System Revenue
        5.75%, 8/1/2019 (Insured; FGIC)                                                    4,072,355            4,072,355

Pennsylvania--3.1%

Allegheny County Sanitation Authority, Sewer Revenue
        5.375%, 12/1/2024 (Insured; MBIA)                                                 15,022,872           15,022,872

 Butler County Industrial Development Authority,
        Health Care Facilities Revenue
        (SaintAJohn's CareKCenter)ONLY-
        5.85%, 4/20/2036 (Guaranteed; GNMA)                                                4,494,048            4,494,048

Montgomery County Higher Education and Health Authority
        First Mortgage Revenue (AHF/Montgomery, Inc. Project)
        10.50%, 9/1/2020                                               3,242,787                                3,242,787

Rhode Island--.5%

Rhode Island Housing and Mortgage Finance Corp.
        (Homeownership E-1) 7.55%, 10/1/2022                                                355,533              355,533

Providence, Special Tax Increment Obligation
        6.65%, 6/1/2016                                                2,985,930                               2,985,930

South Carolina--3.0%

Berkeley County School District, Installment Lease
        Revenue (Securing Assets for Education)
        5.25%, 12/1/2024                                                                  4,197,520            4,197,520

Greenville County School District,
        Installment Purchase Revenue
        (Building Equity Sooner for Tomorrow) 5.50%, 12/1/2028         5,390,700          8,625,120           14,015,820

Greenville Hospital System, Hospital Facilities Revenue
        5.50%, 5/1/2026 (Insured; AMBAC)                                                  3,256,740            3,256,740

Tennessee--1.5%

Memphis Center Revenue Finance Corporation,
        Sports Facility Revenue
        (Memphis Redbirds) 6.50%, 9/1/2028                             8,214,160                               8,214,160

Shelby County Health Educational and Housing Facilities,
        Multi-Family Housing Board Revenue (Cameron Kirby)
        7.25%, 7/1/2023                                                2,477,638                               2,477,638

Texas--5.2%

Alliance Airport Authority, Special Facilities Revenue
        (Federal Express Corp. Project) 6.375%, 4/1/2021               5,396,076                               5,396,076

Austin Convention Enterprises Inc., Convention Center:
        6.70%, 1/1/2028                                                                   5,370,300            5,370,300
        Trust Certificates 5.75%, 1/1/2032                                                4,134,718            4,134,718

Dallas-Fort Worth International Airport Revenue
        5.50%, 11/1/2021 (Insured; FSA)                                3,293,580                               3,293,580

Gulf Coast Waste Disposal Authority, Revenue
        (Waste Disposal - Valero Energy Corp.)
        5.60%, 4/1/2032                                                3,032,490                               3,032,490

Harris County, Toll Road 5%, 8/1/2028                                                     5,871,210            5,871,210

Sabine River Authority, PCR (TXU Energy Company LLC Project)
        6.15%, 8/1/2022                                                3,183,236                               3,183,236

Texas Turnpike Authority, Central Texas Turnpike
        System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)                                  3,965,990            3,965,990

Wichita Falls, Water and Sewer Revenue
        5.375%, 8/1/2024 (Insured; AMBAC)                                                 3,259,710            3,259,710

Utah--1.2%

Carbon County, SWDR
        (Sunnyside Cogeneration Associates Project) 7.10%, 8/15/2023   6,032,709          3,026,771            9,059,480

Virginia--.3%

West Point Industrial Development Authority, SWDR
        (Chesapeake Corp.)
         6.375%, 3/1/2019                                              1,897,400                               1,897,400

Washington--1.9%
Washington Public Power Supply System, Revenue (Nuclear
        Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                               13,838,979           13,838,979

West Virginia--1.3%

Upshur County, SWDR (TJ International Project)
        7%, 7/15/2025                                                  3,758,825                               3,758,825

West Virginia, Road
        5.75%, 6/1/2025 (Insured; MBIA)                                                   2,831,525            2,831,525

West Virginia Hospital Finance Authority, HR
        (Charleston Area Medical Center)
        6%, 9/1/2012 (Prerefunded 9/1/2010)                            2,938,468                               2,938,468

Wisconsin--2.8%

Badger Tobacco Asset Securitization Corporation,
        Tobacco Settlement Revenue
        7%, 6/1/2028                                                   8,156,880          8,156,880           16,313,760

Wisconsin Health and Educational Facilities Authority,
        Revenue ( Aurora Health Care) 6.40%, 4/15/2033                 2,172,140          2,172,140            4,344,280

Wyoming--.4%

Wyoming Student Loan Corp., Student Loan Revenue
        6.25%, 6/1/2029                                                                   2,698,225            2,698,225

U.S. Related--2.8%

Commonwealth of Puerto Rico:
        5.65%, 7/1/2015 (Insured; MBIA)                                4,830,600                               4,830,600
        Public Improvement
                     5.25%, 7/1/2013 (Insured; MBIA)                   7,020,780                               7,020,780

Puerto Rico Public Finance Corporation 6%, 8/1/2026                    8,718,780                               8,718,780

Total Long-Term Municipal Investments
        (cost $327,211,123 , $342,102,353 and $669,313,476,
        respectively)                                                352,283,141         372,964,097         725,247,238

Short-Term Municipal Investment--.1%
-------------------------------------------------------------------------------
Pennsylvania;

Allegheny County, Industrial Development, VRDN
        (Longwood at Oakmont Inc.)
        1% (SBPA;  Fleet National Bank)
        (cost $0, $645,000 and $645,000, respectively)                                       645,000             645,000

Total Investments -- 100.0%
        (cost $327,211,123, $342,747,353 and $669,958,476)           352,283,141         373,609,097         725,892,238

Summary of Abbreviations
--------------------------------------------------------------------------------------------------------------------

ACA       American Capital Access
AMBAC     American Municipal Bond                 LR       Lease Revenue
               Assurance Corporation              MBIA     Municipal Bond Investors Assurance
COP       Certificate of Participation                     Insurance Corporation
FGIC      Financial Guaranty Insurance Company    MFHR     Multi-Family Housing Revenue
FHA       Federal Housing Administration          MFMR     Multi-Family Mortgage Revenue
FNMA      Federal National Mortgage               PCR      Pollution Control Revenue
               Association                        SBPA     Standby Bond Purchase Agreement
FSA       Financial Security Assurance            SFMR     Single Family Mortgage Revenue
GNMA      Government National Mortgage            SWDR     Solid Waste Disposal Revenue
               Association                        VRDN     Variable Rate Demand Notes
HR        Hospital Revenue
IDR       Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------------------------------------------

                                                                       Dreyfus
                                                                       Premier         General
                                                                   Municipal Bond   Municipal Bond
                                                                        Fund          Fund, Inc.
                                                                   -------------------------------
Fitch            or     Moody's      or    Standard & Poor's                  Value (%)
AAA                     AAA                AAA                          49.0             52.8
AA                      Aa                 AA                           14.3             15.8
A                       A                  A                             9.3             13.4
BBB                     Baa                BBB                          15.0             9.0
BB                      Ba                 BB                            2.9             1.7
B                       B                  B                             --               .5
F1                      MIG1/P1            SP1/A1                        --               .2
Not Rated  g            Not Rated  g       Not Rated  g                  9.5             6.6
                                                                       100.0           100.0

Notes to Statement of Investments:
--------------------------------------------------------------------------------------------------------------------

(a)	Management does not anticipate having to sell any securities as a result of the Exchange.
(b)	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c)	Inverse floater security - the interest rate is subject to change periodically.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, these securities amounted to $53,599,372 or 7.2% of proforma net assets.
(e)	Non-income producing--security in default.
(f)	Securities payable on demand. Variable interest rate--subject to periodic change.
(g)	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to pro forma financial statements.

Dreyfus Premier Municipal Bond Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

           At a special meeting of the Board held on May 12, 2004, the Board of Trustees/Directors of General Municipal Bond Fund, Inc. (the “Fund”) and Dreyfus Premier Municipal Bond Fund (the “Acquiring Fund”), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class Z shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). Shares of the Acquiring Fund then will be distributed to the Fund shareholders on a pro rata basis in liquidation of the Fund. The Acquiring Fund Class Z shares will be created prior to the Exchange.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at February 29, 2004. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended February 29, 2004. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are April 30 for the Acquiring Fund and February 29 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 29, 2004. The fund’s proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

           Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective Fund’s Board of Trustees/Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at February 29, 2004 by the Class Z net asset value per share of the Acquiring Fund on February 29, 2004.

NOTE 4--Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on March 1, 2003.

NOTE 5--Federal Income Taxes:

           Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS PREMIER MUNICIPAL BOND FUND
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed July 12, 1995.

Item 16	Exhibits

(1)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995 and Exhibit (1)(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 13, 1997.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on August 3, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 9, 2004.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1996. Sub-Custodian agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 22, 1994.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 21, 2002.

(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 21, 2002.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 9, 2004.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 9, 2004.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on March 9, 2004.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

(11)(b)	Consent of Registrant's counsel regarding the issuance of shares is incorporated by reference to Exhibit (11)(b) to the Registration Statement on Form N-14, filed on May 24, 2004.

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to Exhibit (16) to the Registration Statement on Form N-14, filed on May 24, 2004.

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus and statement of additional information dated May 14, 2004 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, filed May 13, 2004.

(17)(c)	General Municipal Bond Fund Inc.'s Prospectus and Statement of Additional Information dated July 1, 2003 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of General Municipal Bond Fund, Inc., filed on June 24, 2003 (File No. 2-75608).

__________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of June, 2004.

DREYFUS PREMIER MUNICIPAL BOND FUND (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter* Stephen E. Canter	President (Principal Executive Officer)	6/30/04

/s/ James Windels* James Windels	Treasurer (Principal Accounting and Financial Officer)	6/30/04

/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	6/30/04

/s/ Clifford L. Alexander, Jr.* Clifford L. Alexander, Jr.	Board Member	6/30/04

/s/ Ernest Kafka* Ernest Kafka	Board Member	6/30/04

/s/ Peggy C. Davis* Peggy C. Davis	Board Member	6/30/04

/s/ Nathan Leventhal* Nathan Leventhal	Board Member	6/30/04

By: /s/ Steven F. Newman Steven F. Newman Attorney-in-Fact

Exhibit Index

(14)	Consent of Independent Auditors